United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2014

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2014, Eugene M. McQuade, currently a named executive officer of Citigroup Inc. (“Citigroup”), provided notice to the Board of Directors of Citibank, N.A. of his decision to retire as Chief Executive Officer of Citibank, N.A., effective on April 1, 2014. He also provided notice that he will retire from Citigroup, effective April 18, 2014. Mr. McQuade has served as the Chief Executive Officer of Citibank, N.A. since 2009. The Citigroup Board has nominated Mr. McQuade to serve as a Director of Citigroup if elected by Citigroup’s stockholders at Citigroup’s 2014 Annual Stockholders Meeting on April 22, 2014.

Barbara Desoer, who currently serves as Chief Operating Officer of Citibank, N.A., has been selected by the Board of Directors of Citibank, N.A. to succeed Mr. McQuade as Chief Executive Officer of Citibank, N.A., effective April 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: March 6, 2014
	By:	/s/ Rohan Weerasinghe Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary